                                                                      Exhibit 11

Period Ending   06/30/05
 --------------------------------------------------------------------

                                                                                Net Shares                 Total
                                                                                  Added                    Shares
                                                                            --------------------     -------------------
 Common Stock                                                                                  -              1,992,056
 Common Stock Dividend                                                                         -                209,300
 Preferred A Stock - Convertible                                                               -                616,447
 Preferred B Stock - Convertible                                                               -                233,317
 Preferred C Stock - Convertible                                                               -                500,000
                                                                             -------------------     -------------------
 End of period                                                                                 -              3,551,120

 Days Outstanding from Beginning of Period
 --------------------------------------------------------------------

 Weighted average number of common shares outstanding

 Net (loss)
      From continuing operations
      From discontinued operations
 --------------------------------------------------------------------
           Net (loss)

 Net (loss)  income per share
      From continuing operations
      From discontinued operations
 --------------------------------------------------------------------

           Net (loss) income per share

 Period Ending                                        06/30/04
 --------------------------------------------------------------------

                                                                                Net Shares                 Total
                                                                                  Added                    Shares
                                                                             --------------------     -------------------
 Common Stock                                                                                  -              1,992,056
 Common Stock Dividend                                                                         -                209,300
 Preferred A Stock - Convertible                                                               -                616,447
 Preferred B Stock - Convertible                                                               -                233,317
                                                                            ---------------------     -------------------
 End of period                                                                                 -              3,051,120

 Days Outstanding from Beginning of Period
 --------------------------------------------------------------------

 Net (loss)  income
      From continuing operations
      From discontinued operations
 --------------------------------------------------------------------

           Net (loss) income

 Net (loss)  income per share
      From continuing operations
      From discontinued operations
 --------------------------------------------------------------------

           Net (loss) income per share

Period Ending 06/30/05
 --------------------------------------------------------------------
                                                                                         Current Period       Year to Date
                                                                      Grant/Purch.            Days              Days
                                                                          Date            Outstanding          Outstanding
                                                                     ----------------   -----------------    ---------------
 Common Stock                                                                 12/31/03                 91               181
 Common Stock Dividend                                                        03/31/03                 91               181
 Preferred A Stock - Convertible                                              09/29/00                 91               181
 Preferred B Stock - Convertible                                              01/09/02                 91               181
 Preferred C Stock - Convertible                                              03/01/05                 91               121

 End of period

 Days Outstanding from Beginning of Period
 --------------------------------------------------------------------

 Weighted average number of common shares outstanding

 Net (loss)
      From continuing operations
      From discontinued operations
 --------------------------------------------------------------------
           Net (loss)

 Net (loss)  income per share
      From continuing operations
      From discontinued operations
 --------------------------------------------------------------------

           Net (loss) income per share

Period Ending 06/30/04
 --------------------------------------------------------------------
                                                                                         Current Period       Year to Date
                                                                      Grant/Purch.            Days               Days
                                                                          Date            Outstanding          Outstanding
                                                                     -----------------   ----------------    ---------------
 Common Stock                                                                 12/31/03                 91               182
 Common Stock Dividend                                                        03/31/03                 91               182
 Preferred A Stock - Convertible                                              09/29/00                 91               182
 Preferred B Stock - Convertible                                              01/09/02                 91               182

 End of period

 Days Outstanding from Beginning of Period
 --------------------------------------------------------------------

 Net (loss)  income
      From continuing operations
      From discontinued operations
 --------------------------------------------------------------------

           Net (loss) income

 Net (loss)  income per share
      From continuing operations
      From discontinued operations
 --------------------------------------------------------------------

           Net (loss) income per share

 Period Ending  06/30/05                                                    For the Three Months Ended June 30, 2005
 --------------------------------------------------------------------
                                                                          Basic                           Diluted
                                                                         Weighted                         Weighted
                                                                          Shares                           Shares
                                                                    ------------------------   ------------------------------
 Common Stock                                                                   181,277,096                      181,277,096
 Common Stock Dividend                                                           19,046,300                       19,046,300
 Preferred A Stock - Convertible                                                          -                                -
 Preferred B Stock - Convertible                                                          -                                -
 Preferred C Stock - Convertible                                                          -                                -
                                                                     -----------------------    -----------------------------

 End of period                                                                  200,323,396                      200,323,396

 Days Outstanding from Beginning of Period                                               91                               91
 -------------------------------------------------------------------------------------------    -----------------------------

 Weighted average number of common shares outstanding                             2,201,356                        2,201,356

 Net (loss)
      From continuing operations                                                   (211,338)                        (211,338)
      From discontinued operations                                                        -                                -
 -------------------------------------------------------------------------------------------    -----------------------------
           Net (loss)                                                              (211,338)                        (211,338)

 Net (loss)  income per share
      From continuing operations                                                      (0.10)                           (0.10)
      From discontinued operations                                                        -                                -
 -------------------------------------------------------------------------------------------    -----------------------------
           Net (loss) income per share                                                (0.10)                           (0.10)
                                                                     =======================    =============================

 Period Ending                                        06/30/04             For the Three Months Ended June 30, 2004
 --------------------------------------------------------------------
                                                                          Basic                           Diluted
                                                                         Weighted                         Weighted
                                                                          Shares                           Shares
                                                                    ------------------------   ------------------------------
 Common Stock                                                                   181,277,096                      181,277,096
 Common Stock Dividend                                                           19,046,300                       19,046,300
 Preferred A Stock - Convertible                                                          -                       56,096,677
 Preferred B Stock - Convertible                                                          -                       21,231,847
                                                                     -----------------------    -----------------------------

 End of period                                                                  200,323,396                      277,651,920

 Days Outstanding from Beginning of Period                                               91                               91
 -------------------------------------------------------------------------------------------    -----------------------------

                                                                                  2,201,356                        3,051,120

 Net (loss)  income
      From continuing operations                                                    (88,442)                         (88,442)
      From discontinued operations                                                  117,535                          117,535
 -------------------------------------------------------------------------------------------    -----------------------------
           Net (loss) income                                                         29,093                           29,093
                                                                     =======================    =============================

 Net (loss)  income per share
      From continuing operations                                                      (0.04)                           (0.03)
      From discontinued operations                                                     0.05                             0.04
 -------------------------------------------------------------------------------------------    -----------------------------
           Net (loss) income per share                                                 0.01                             0.01
                                                                     =======================    =============================

 Period Ending 06/30/05                                                      For the Six Months Ended June 30, 2005
 --------------------------------------------------------------------
                                                                           Basic                           Diluted
                                                                          Weighted                        Weighted
                                                                           Shares                          Shares
                                                                        --------------------     ---------------------------
 Common Stock                                                                    360,562,136                     360,562,136
 Common Stock Dividend                                                            37,883,300                      37,883,300
 Preferred A Stock - Convertible                                                           -                               -
 Preferred B Stock - Convertible                                                           -                               -
 Preferred C Stock - Convertible                                                           -                               -

                                                                         --------------------    ----------------------------
 End of period                                                                   398,445,436                     398,445,436

 Days Outstanding from Beginning of Period                                               181                             181
 ------------------------------------------------------------------------
                                                                         --------------------    ----------------------------
 Weighted average number of common shares outstanding                              2,201,356                       2,201,356

 Net (loss)
      From continuing operations                                                    (374,988)                       (374,988)
      From discontinued operations                                                         -                               -
 --------------------------------------------------------------------    --------------------    ----------------------------
           Net (loss)                                                               (374,988)                       (374,988)

 Net (loss)  income per share
      From continuing operations                                                       (0.17)                          (0.17)
      From discontinued operations                                                         -                               -
 --------------------------------------------------------------------    --------------------    ----------------------------
           Net (loss) income per share                                                 (0.17)                          (0.17)
                                                                         ====================    ============================

 Period Ending   06/30/04                                                     For the Six Months Ended June 30, 2004
 --------------------------------------------------------------------
                                                                           Basic                           Diluted
                                                                          Weighted                        Weighted
                                                                           Shares                          Shares
                                                                    ------------------------   ------------------------------
 Common Stock                                                                    362,554,192                     362,554,192
 Common Stock Dividend                                                            38,092,600                      38,092,600
 Preferred A Stock - Convertible                                                           -                     112,193,354
 Preferred B Stock - Convertible                                                           -                      42,463,694

                                                                         --------------------    ----------------------------
 End of period                                                                   400,646,792                     555,303,840

 Days Outstanding from Beginning of Period                                               182                             182
 ------------------------------------------------------------------------
                                                                         --------------------    ----------------------------
                                                                                   2,201,356                       3,051,120

 Net (loss)  income
      From continuing operations                                                    (116,608)                       (116,608)
      From discontinued operations                                                   238,307                         238,307
 --------------------------------------------------------------------    --------------------    ----------------------------
           Net (loss) income                                                         121,699                         121,699
                                                                         ====================    ============================

 Net (loss)  income per share
      From continuing operations                                                       (0.05)                          (0.04)
      From discontinued operations                                                      0.11                            0.08
 --------------------------------------------------------------------    --------------------    ----------------------------
           Net (loss) income per share                                                  0.06                            0.04
                                                                         ====================    ============================